Exhibit 10.5

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS AND THREE ASTERISKS [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

Execution Version

FIRST AMENDMENT TO FRESHWATER PURCHASE AND SERVICES AGREEMENT
This First Amendment to Freshwater Purchase and Services Agreement (this “First Amendment”) is executed on May 5, 2020, by and among Diamondback E&P LLC, a Delaware limited liability company (“DEP”), and Diamondback O&G LLC, a Delaware limited liability company (“DO&G” and, individually or collectively with DEP, as applicable, “Producer”) and Rattler Midstream Operating LLC (formerly known as Rattler Midstream LLC), a Delaware limited liability company (“Seller”). Producer and Seller may be referred to herein individually as a “Party” or together as the “Parties.” Capitalized terms used but not otherwise defined in this First Amendment shall have the meanings ascribed to them in the Agreement.
WHEREAS, DEP and Seller entered into that certain Freshwater Purchase and Services Agreement (the “Agreement”) on June 29, 2018, but dated effective as at January 1, 2018 (the “Effective Date”), whereby, among other things, Seller agreed to provide the Services to DEP, in accordance with the terms and conditions set forth thereunder.
WHEREAS, DEP and Gatherer desire to add DO&G, and DO&G desires to be added, as a party to the Agreement.
WHEREAS, (i) as of the Effective Date, the Properties owned by Producer and its Affiliates constituted [***] Net Acres, and (ii) as of December 31, 2019, the Properties owned by Producer and its Affiliates constituted [***] Net Acres, which are located in the yellow-shaded areas set forth on Exhibit A – Initial Production Area attached to this First Amendment.
WHEREAS, the Parties desire to amend the Agreement as set forth herein.
NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein and for other valuable consideration hereby acknowledged, the Parties agree to modify and amend the Agreement as follows:

1.	Amendments. The Agreement is hereby amended as follows:
(a)    The preamble of the Agreement is hereby amended and restated in its entirety as follows:
“This Freshwater Purchase and Services Agreement (this “Agreement”), dated as of June 29, 2018 (the “Execution Date”) but deemed effective as of January 1, 2018 (the “Effective Date”), is made by and among Diamondback E&P LLC, a Delaware limited liability company, and Diamondback O&G LLC, a Delaware limited liability company (each of the preceding, individually or collectively, as applicable, “Producer”) and Rattler Midstream Operating LLC (formerly known as Rattler Midstream LLC), a Delaware limited liability company (“Gatherer”). Producer and

Gatherer may be referred to herein individually as a “Party” or together as the “Parties”.”
(b)    The defined term “Breedlove Field” is hereby deleted from Article 1 in the Agreement.
(c)    The term “Cougar Field” as defined below is hereby inserted immediately after the defined term “Control” in Article 1 of the Agreement:
““Cougar Field” means the area identified as the Cougar Field on Exhibit A.”
(d)    The definition of “Initial Production Area” set forth in Article 1 of the Agreement is hereby amended and restated in its entirety as set forth below:
““Initial Production Area” means each of the Specified Areas.”
(e)    The definition of “Production Area” set forth in Article 1 of the Agreement is hereby amended and restated in its entirety as set forth below:
““Production Area” means the Initial Production Area and such additional areas added by Producer after December 31, 2019, pursuant to an agreement between the Parties.”
(f)    The definition of “Properties” set forth in Article 1 of the Agreement is hereby amended and restated in its entirety as set forth below:
““Properties” means all Interests now owned or hereafter acquired by Producer or its Affiliates located wholly within the Production Area (other than any Interests excluded from the commitment pursuant to the terms hereunder).”
(g)    The term “Net Acres” as defined below is hereby inserted immediately after the defined term “Month” in Article 1 of the Agreement, and replaces throughout the Agreement the term “net acres” as applicable:
““Net Acres” means, as computed separately with respect to each leasehold, (a) the number of gross acres in the lands covered by such leasehold, multiplied by (b) the undivided percentage interest in oil, gas and other minerals covered by such leasehold in such lands, multiplied by (c) Producer’s working interest or undivided interest in such leasehold.”
(h)    The term “Panther Field” as defined below is hereby inserted immediately after the defined term “Original Agreement” in Article 1 of the Agreement:

““Panther Field” means the area identified as the Panther Field on Exhibit A.”
(i)    The term “San Pedro Field” as defined below is hereby inserted immediately after the defined term “ReWard Field” in Article 1 of the Agreement:
““San Pedro Field” means the area identified as the Panther Field on Exhibit A.”
(j)    The definition of “Specified Areas” set forth in Article 1 of the Agreement is hereby amended and restated in its entirety as set forth below:
““Specified Areas” means each of the following: Apollo Field, Beekeeper Field, Cobra Field, Cougar Field, Green Tree Field, Jaguar Field, Kimberly Field, Panther Field, ReWard Field, San Pedro Field, Spanish Trail Field, Tiger Field, UL Digger Field, and Utah Field.”
(k)    Section 2.3 of the Agreement is hereby amended and restated in its entirety as set forth below:
“Section 2.3.    Covenant Running with the Land.
(a)    Subject to Section 2.2, the Parties intend that the commitment made by Producer under this Agreement be a covenant running with (i) the Properties, as a burden on Producer’s title thereto and binding on successors-in-interest in and to the Properties, and (ii) the Freshwater System, as a benefit accruing to Seller’s title thereto and inuring to the benefit of successors-in-interest to the Freshwater System.
(b)    Except as provided in Section 2.3(c) below, Producer shall not Transfer any or all of its interest in any Property unless (i) Producer obtains and delivers to Seller a written acknowledgment by the Transferee in favor of Seller acknowledging that the Transferred Property shall remain subject to this Agreement in all respects, and (ii) each instrument of conveyance expressly so states.
(c)    Notwithstanding the foregoing, Producer shall be permitted to Transfer any Property (including any Wells thereon) free of the commitment made by Producer under this Agreement [***] In addition, at the request of Seller, the Parties shall execute and record an amendment to the memorandum of this Agreement previously entered into to reflect such modifications to the Properties.”
(l)    A new Section 2.4 of the Agreement is hereby added as set forth below:
“The Parties comprising Producer hereby designate Diamondback E&P LLC to act as contract agent on behalf of Producer as necessary hereunder, including for (i) giving and receiving notices, statements, invoices, plans, nominations, correspondence and other communications hereunder, (ii) making and receiving payments on behalf of Producer hereunder and (iii) giving all consents and approvals that may be required hereunder, and Gatherer hereby accepts such designation.”
(m)    Exhibit A to the Agreement is hereby deleted in its entirety and replaced with the exhibit on Schedule 1 titled “Exhibit A – Initial Production Area” attached to this First Amendment.
(n)    Exhibit D to the Agreement is hereby amended by making the changes specified on Schedule 2 attached to this First Amendment for the Cougar Field, Panther Field and San Pedro Field, as well as to reflect the removal of the Breedlove Field.

2.	Miscellaneous.
(a)    Joinder. DO&G agrees to be bound by the provisions of the Agreement, as amended by this First Amendment, that by their terms are obligations of a “Producer” thereunder and DO&G hereby becomes a Producer under the Agreement, as amended by this First Amendment, with the same force and effect as if it were an original party thereto. Each reference in the Agreement, as amended by this First Amendment, to “Producer” shall also mean and be a reference to DO&G.
(b)    Ratification; Reaffirmation and No Release. The Parties hereby ratify and confirm that the terms and provisions of the Agreement, as modified and amended hereby, shall remain in full force and effect following the execution of this First Amendment for all purposes. The Parties hereby covenant and agree that the Agreement, as amended by this First Amendment, supersedes all prior agreements, prior arrangements and prior understandings relating to the subject matter hereof and thereof. Except as expressly amended hereunder, this First Amendment shall not modify, release, waive or excuse, and each Party shall remain responsible and liable for, such Party’s respective rights and obligations (or breach thereof) under the Agreement.
(c)    References. All references to the Agreement in any document, instrument, agreement or writing delivered pursuant to the Agreement (as amended hereby) shall hereafter be deemed to refer to the Agreement as amended hereby.
(d)    Counterparts. This First Amendment may be executed in any number of counterparts and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by facsimile or other electronic transmission (including pdfs. delivered by email) shall be deemed an original signature hereto.

[Signature page follows.]

IN WITNESS WHEREOF, this First Amendment has been signed by each of the Parties hereto on the date first above written.

PRODUCER:
DIAMONDBACK E&P LLC

By:	/s/ Travis D. Stice
Name:	Travis D. Stice
Title:	CEO

DIAMONDBACK O&G LLC

By:	/s/ Travis D. Stice
Name:	Travis D. Stice
Title:	CEO

SELLER:
RATTLER MIDSTREAM LLC

By:	/s/ Kaes Van't Hof
Name:	Kaes Van't Hof
Title:	President

Signature Page to First Amendment to Freshwater Agreement

Schedule 1
EXHIBIT A
INITIAL PRODUCTION AREA
(See attached.)

Schedule 2
EXHIBIT D
MODIFICATIONS

1.	Clause (viii) in Exhibit D is hereby amended and restated in its entirety as set forth below:
“(viii) [Reserved.]”

2.	The word “and” at the end of clause (xi) in Exhibit D is hereby deleted.

3.	The period at the end of clause (xii) in Exhibit D is hereby deleted and replaced by a semi-colon.

4.	A new clause (xiii) is hereby inserted after clause (xii) in Exhibit D as set forth below:
“(xiii) $[***] per Barrel of Raw Freshwater or $[***] per Barrel of Recycled Water (as applicable) at each Delivery Point in the Cougar Field during such Month (effective May 5, 2020);”

5.	A new clause (xiv) is hereby inserted after clause (xiii) in Exhibit D as set forth below:
“(xiv) $[***] per Barrel of Raw Freshwater or $[***] per Barrel of Recycled Water (as applicable) at each Delivery Point in the Panther Field during such Month (effective May 5, 2020); and”

6.	A new clause (xv) is hereby inserted after clause (xiv) in Exhibit D as set forth below:
“(xv) $[***] per Barrel of Raw Freshwater or $[***] per Barrel of Recycled Water (as applicable) at each Delivery Point in the San Pedro Field during such Month (effective May 5, 2020).”